UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2015

Aberdeen Emerging Markets Smaller
Company Opportunities Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-08076	13-3739905
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, 32nd Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(800)-522-5465

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 17, 2015, Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) issued a press release announcing the change of the Fund’s NYSE-MKT ticker symbol to “ABE” effective at the close of trading on July 31, 2015 and the launch of its new website, www.aberdeenabe.com, effective as of the same date. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The press release is available at the Fund’s website, www.aberdeenetf.com.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.		Exhibit Description

99.1	—	Press release of the Fund, dated July 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: July 17, 2015

	By:	/s/ Lucia Sitar
Lucia Sitar
Vice President

Exhibit Index

Exhibit No.		Exhibit Description

99.1	—	Press release of the Fund, dated July 17, 2015.